UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 23, 2024

MEREO BIOPHARMA GROUP PLC

(Exact name of registrant as specified in its charter)

England and Wales	001-38452	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4th Floor, One Cavendish Place,

London, W1G 0QF

United Kingdom

(Address of principal executive offices, including zip code)

+44-333-023-7300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
American Depositary Shares, each representing five Ordinary Shares, par value £0.003 per share	MREO	The Nasdaq Stock Market LLC
Ordinary Shares, nominal value £0.003 per share*	*	The Nasdaq Stock Market LLC

*	Not for trading, but only in connection with the listing of the American Depositary Shares on The Nasdaq Stock Market LLC.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 23, 2024, Mereo BioPharma Group plc (the “Company”) held its 2024 Annual General Meeting of Shareholders (the “AGM”), and all resolutions were passed as proposed. Of the ordinary shares entitled to vote, there were 536,018,312 ordinary shares represented in person or by proxy at the AGM. The matters voted upon at the AGM, and the final results of such voting are set forth below. A “vote withheld” is not a vote in law and votes withheld had no effect on the proposals.

Resolution 1

That the Company’s annual report and accounts for the financial year ended December 31, 2023, together with the directors’ report and independent auditor’s report thereon, be received and adopted.

Vote for	% of shares voted	Votes against	% of shares voted	Votes withheld
385,701,282	99.66%	1,331,370	0.34%	148,985,660

Resolution 2

That PricewaterhouseCoopers LLP (“PwC”) be re-appointed as auditors to hold office from the conclusion of the AGM until the conclusion of the next AGM at which the Company’s annual report and accounts are presented.

Vote for	% of shares voted	Votes against	% of shares voted	Votes withheld
509,181,602	99.60%	2,055,760	0.40%	24,780,950

Resolution 3

That the Company’s Audit and Risk Committee be authorized to determine PwC’s remuneration.

Vote for	% of shares voted	Votes against	% of shares voted	Votes withheld
385,357,462	99.62%	1,479,665	0.38%	149,181,185

Resolution 4

That the directors’ remuneration report (excluding the directors’ remuneration policy), as set out in the Company’s annual report and accounts for the year ended December 31, 2023, be approved.

Vote for	% of shares voted	Votes against	% of shares voted	Votes withheld
381,491,064	98.63%	5,311,308	1.37%	149,215,940

Resolution 5

That Dr. Denise Scots-Knight be re-appointed as a director of the Company.

Vote for	% of shares voted	Votes against	% of shares voted	Votes withheld
352,838,812	91.13%	34,353,240	8.87%	148,826,260

Resolution 6

That Dr. Jeremy Bender be re-appointed as a director of the Company.

Vote for	% of shares voted	Votes against	% of shares voted	Votes withheld
267,145,282	92.46%	21,798,725	7.54%	247,074,305

Resolution 7

That Dr. Anders Ekblom be re-appointed as a director of the Company.

Vote for	% of shares voted	Votes against	% of shares voted	Votes withheld
364,380,437	94.12%	22,745,895	5.88%	148,891,980

Based on the foregoing votes, the shareholders re-elected each of Dr. Denise Scots-Knight, Dr. Jeremy Bender and Dr. Anders Ekblom, and approved Resolutions 1, 2, 3 and 4.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description of Exhibit

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: May 23, 2024

MEREO BIOPHARMA GROUP PLC

By:	/s/ Charles Sermon
Name: Charles Sermon
Title: General Counsel